UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2006

PRIMEGEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52025

(Commission File Number)

N/A

(IRS Employer Identification No.)

3625 N. Hall Street, Suite 900, Dallas Texas 75219-5106

(Address of principal executive offices and Zip Code)

(214) 459-1217

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

We entered into consulting agreements with four consultants, wherein we have agreed to pay to each consultant a montly fee of $15,000. As a signing bonus to one of the consultants, we have agreed to have 7,866,000 shares in our company transferred to the consultant by certain shareholders of the company. The agreements commenced and have an effective date of December 1, 2006 and terminate on December 1, 2009. The consulting agreements with the consultants are attached as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

CW1005473.1

10.1	Form of Consulting Agreement with: Glen Harder Gordon Samson William Marshall
10.2	Form of Consulting Agreement with TransGlobal Financial Services LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMEGEN ENERGY CORPORATION

/s/ Gordon A. Samson

Gordon A. Samson

Director

Date: December 22, 2006

CW1005473.1